Emerging Markets Growth Fund, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025


December 11, 2002

Dear Shareholder:

Enclosed is a Proxy Statement, in connection with the upcoming Meeting of Shareholders of Emerging Markets Growth Fund, Inc. to be held February 28, 2003, in Los Angeles. It is very important that you read this material, cast your vote on the enclosed Proxy, and return it to us in the enclosed envelope as soon as possible.

It would help us greatly in planning this meeting if you could give us an indication of whether you plan to attend the meeting in person. The Shareholders' meeting is expected to be very brief because there will be no planned investment discussion. Regardless of your decision to attend at this time, please sign and return your voted Proxy as soon as possible. In the event you decide to attend the meeting, you may revoke the Proxy you mailed and vote in person instead. Please call Valerie Y. Lewis at (213) 615-0419 if you plan to attend.

Thank you.
                                   Sincerely,

                                   VINCENT P. CORTI
                                   Secretary

                       EMERGING MARKETS GROWTH FUND, INC.

                          11100 Santa Monica Boulevard
                       Los Angeles, California, USA 90025
                                               --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                February 28, 2003

                                               ---------------------

To the Shareholders of EMERGING MARKETS GROWTH FUND, INC.:

Notice is hereby given that a Special Meeting of Shareholders ("Meeting") of the Emerging Markets Growth Fund, Inc. ("Fund"), a Maryland corporation, will be held at 8:30 a.m., Pacific Time, on February 28, 2003, in the Verandah Room, The Peninsula Hotel, 9882 Little Santa Monica Boulevard, Beverly Hills, CA 90212. The purpose of the meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournment thereof:

1.                to elect a Board of 16 Directors;

2. to ratify the selection by the Board of Directors of the Fund of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2003.


The Board of Directors has fixed the close of business on December 2, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.
By Order of the Board of Directors of the Fund,

VINCENT P. CORTI
Secretary

Los Angeles, California

December 11, 2002


The proposed business cannot be conducted at the Meeting unless the holders of the majority of the shares of the Fund outstanding on the record date are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card, which is solicited by the Fund's Board of Directors. You may revoke it at any time before its use. If you sign it you will be able to vote in person if you attend the meeting.

===============================================================================
                                    IMPORTANT

Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. Please mark, date, sign and return the enclosed Proxy in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.
===============================================================================

                       EMERGING MARKETS GROWTH FUND, INC.
                          11100 Santa Monica Boulevard
                          Los Angeles, California 90025


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS



                                February 28, 2003



The enclosed Proxy is solicited by the Board of Directors ("Board") of the Emerging Markets Growth Fund, Inc. ("Fund") in connection with the Special Meeting of Shareholders ("Meeting") to be held on February 28, 2003, at 8:30 a.m. local time.

The Fund is a fully managed, diversified open-end interval investment company ("open-end interval fund") which is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing securities markets. As an open-end interval fund, the Fund offers its shareholders, on a monthly basis, the opportunity to request the redemption of their shares at net asset value. At the close of business on December 2, 2002, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 346,534,539 shares of capital stock, the only authorized class of securities of the Fund. As of that record date, no shareholders beneficially owned more than 5% of the outstanding shares of the Fund. Each share is entitled to one vote. There is no provision for cumulative voting.

If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted FOR the Directors nominated and FOR Proposal 2. You may revoke your proxy vote at any time prior to its exercise, either by filing with the Fund a written notice to the Fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821, or by delivering another duly executed proxy card bearing a later date, or by attending the Meeting and voting in person. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.



If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters. This Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about December 11, 2002.

With respect to the election of Directors (Proposal 1), the 16 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

The presence in person or by proxy of the holders of record of a majority of the shares of the Fund entitled to vote shall constitute a quorum at the Meeting for the Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting with respect to the Fund, from time to time, without notice other than announcement at the Meeting, until the requisite number of shares shall be present at the Meeting. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. In the event that sufficient votes are not received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting. The persons named as proxies will vote all Proxies in favor of such adjournment.

To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or personal contact by officers of the Fund, employees of the Fund, or its affiliates, or proxy solicitation firms. The Fund has retained Alamo Direct, 280 Oser Avenue, Hauppauge, NY 11788, to solicit proxies by mail at an anticipated cost of $3,000 plus postage expenses.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Sixteen directors are to be elected at the Meeting, each to hold office until his or her successor is elected and qualified. The sixteen nominees receiving the highest number of votes shall be deemed to be elected. Because it is not anticipated that meetings of shareholders will be held each year, the directors' terms will be indefinite in length. Directors who resign or retire may be replaced by the Fund's Board of Directors so long as after making the appointment two-thirds of the Directors have been elected by shareholders. All of the nominees for director except David F. Holstein, Victor D. Kohn, Gerrit Russelman, Robert Ronus and Nestor V. Santiago were elected by the shareholders at their last meeting on October 30, 2000. Mr. Holstein was elected by the Board of Directors effective March 30, 2001; Messrs. Russelman and Santiago were elected by the Board of Directors effective July 10, 2001; Mr. Kohn was elected by the Board of Directors effective November 7, 2002; and Mr. Ronus has been nominated by the Board of Directors.

Walter P. Stern, Chairman of the Board of Directors of the Fund since 1991, will retire from the Board at the conclusion of the shareholder meeting, but, upon nomination and election by the Board of Directors, has agreed to serve as Chairman Emeritus. At such time, Mr. Ronus will be elected Chairman, assuming he has been elected by shareholders.

Each of the nominees has agreed to serve as a director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons, as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

====================================================================================================================================
      Name and Age            Position    Year First   Principal Occupation(s) During  Number of Boards   Other Directorships2 Held
                              with the      Elected             Past 5 Years            Within the Fund          by Director
                                Fund       a Director                                  Complex1 on Which
                                          of the Fund                                   Director Serves
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"Non-interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 R. Michael Barth             Director       1988        CEO, F.M.O., The                      1                    None
 53                                                      Netherlands Development
                                                         Finance Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Collette D. Chilton          Director       1999        President and Chief                   1                    None
 44                                                      Investment Officer, Lucent
                                                         Asset Management Corp.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Khalil Foulathi              Director       1996        Executive Director, Abu               1             Thuraya
 51                                                      Dhabi Investment Authority                          Telecommunications
                                                                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Beverly L. Hamilton          Director       1991        Investment Management                 1             MassMutual Series and
 56                                                      Adviser; retired President,                         Institutional Funds;
                                                         ARCO Investment Management                          Oppenheimer Funds
                                                         Company
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------
 David F. Holstein            Director       2001        Managing Director, Global             1                    None
 47                                                      Equities, General Motors
                                                         Investment Management
                                                         Corporation

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Raymond Kanner               Director       1997        Director, Global Equity               1                    None
 49                                                      Investments, IBM Retirement
                                                         Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Helmut Mader                 Director       1986        Former Director, Deutsche             1                    None
 60                                                      Bank AG
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 William Robinson             Director       1986        Director, Deutsche Asset              1             Southern Mining
 64                                                      Management (Australia)                              Corporation, Ltd.
                                                         Limited
------------------------------------------------------------------------------------------------------------------------------------
 Gerrit Russelman             Director       2001        Director, Equities,                   1             Industri Kapital Ltd.
 57                                                      Pensioenfonds PGGM
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Aje K. Saigal                Director       2000        Chief Investment Officer,             1                    None
 46                                                      Global Equities, Government
                                                         of Singapore Investment
                                                         Corporation Pte Ltd.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Nestor V. Santiago           Director       2001        Vice President and Chief              1             TIAA-CREF College
 53                                                      Investment Officer, Howard                          Retirement Equities
                                                         Hughes Medical Institute                            Fund, TIAA-CREF
                                                                                                             Mutual Funds,
                                                                                                             TIAA-CREF
                                                                                                             Institutional Mutual
                                                                                                             Funds, TIAA-CREF Life
                                                                                                             Funds, TIAA Separate
                                                                                                             Account VA-1
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
"Interested" Directors3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 David I. Fisher           Vice Chairman     1986         Chairman of the Board,               1                    None
 63                        of the Board                   Capital Group
                                                          International, Inc.4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Nancy Englander           President         1991         Senior Vice President,               1                    None
 58                                                       Capital International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Victor D. Kohn            Senior Vice       2002         President and Director,              1                    None
 45                        President                      Capital International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Robert Ronus              Director                       Vice Chairman, Capital               1                    None
 60                        Nominee            - -         Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Shaw B. Wagener           Executive Vice    1997         Chairman and Director,               1                    None
 43                        President                      Capital International, Inc.
====================================================================================================================================

1 Capital International, Inc. manages Emerging Markets Growth Fund, Inc. and does not act as investment manager for other registered investment companies.
2 These include all directorships (other than those in EMGF) that are held by each Director as a director of public company or a registered investment company.
3 "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the Fund's investment manager, Capital
International, Inc. (the "Manager") or affiliated entities.
4 Company affiliated with Capital International, Inc.

                         COMPENSATION AND FUND OWNERSHIP

=========================================================================================================================
                    Name                       Aggregate Compensation1 Including  Dollar Range3 of Fund Shares Owned As
                                              Voluntarily Deferred Compensation2
                                               From the Fund During Fiscal Year
                                                      ended June 30, 2002                  of October 31, 2002
-------------------------------------------------------------------------------------------------------------------------
"Non-Interested" Directors
-------------------------------------------------------------------------------------------------------------------------
              R. Michael Barth                             $19,000 4                               None
-------------------------------------------------------------------------------------------------------------------------
             Collette D. Chilton                             None                                  None
-------------------------------------------------------------------------------------------------------------------------
               Khalil Foulathi                              $11,000                                None
-------------------------------------------------------------------------------------------------------------------------
             Beverly L. Hamilton                           $19,000 4                          Over $100,000
-------------------------------------------------------------------------------------------------------------------------
              David F. Holstein                            $11,000 5                               None
-------------------------------------------------------------------------------------------------------------------------
               Raymond Kanner                                None                           $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------
                Helmut Mader                               $19,000 4                               None
-------------------------------------------------------------------------------------------------------------------------
              William Robinson                             $19,000 4                               None
-------------------------------------------------------------------------------------------------------------------------
              Gerrit Russelman                           $19,000 4, 5                              None
-------------------------------------------------------------------------------------------------------------------------
                Aje K. Saigal                               $8,900                                 None
-------------------------------------------------------------------------------------------------------------------------
             Nestor V. Santiago                              None                                  None
-------------------------------------------------------------------------------------------------------------------------
"Interested Directors"6
-------------------------------------------------------------------------------------------------------------------------
               David I. Fisher                               None7                            Over $100,000
-------------------------------------------------------------------------------------------------------------------------
               Nancy Englander                               None7                            Over $100,000
-------------------------------------------------------------------------------------------------------------------------
               Victor D. Kohn                                None7                            Over $100,000
-------------------------------------------------------------------------------------------------------------------------
                Robert Ronus                                 None7                            Over $100,000
-------------------------------------------------------------------------------------------------------------------------
               Shaw B. Wagener                               None7                            Over $100,000
=========================================================================================================================

1In 1998, the Fund began compensating Directors who are not affiliated with the Manager.  Effective July 1, 2002, the Fund pays fees of $20,000 per
  annum plus $3,000 for each Board of Directors meeting attended and $500 for each meeting attended as a member of a committee. Certain Directors are prohibited from receiving fees based on their employers' policies.
2Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the
Fund in 1998.  Any such
  compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund, to which deferred compensation is credited.  Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more
  investment options, but the deferred compensation amount payable to the director, as adjusted for any earnings, remains an obligation of the Fund.
  Deferred amounts accumulate at an earnings rate determined by the total return of the Fund or funds in the American Funds as designated by the
  Directors. The American Funds consist of 29 funds managed by Capital Research and Management Company, the Manager's affiliate. 3Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,00;
and over $100,000.
4Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon through the
  2002 fiscal year for participating Directors is as follows:  R. Michael Barth ($55,474), Beverly I. Hamilton
($39,268), Helmut Mader ($67,097), and
  William Robinson ($55,699).
5Compensation was paid to the Director's employer.
6"Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the Fund's Manager, Capital
  International, Inc. or affiliated entities.
7No compensation is paid by the Fund to any Director who is affiliated with the Manager.

The Fund has an Audit Committee comprised of Khalil Foulathi, David F. Holstein, Raymond Kanner, William Robinson, Gerrit Russelman, Aje K. Saigal and Nestor V. Santiago, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the Fund's independent accountants and the full Board of Directors.

The Fund has a Committee on Directors comprised of R. Michael Barth, Collette D. Chilton, Beverly L. Hamilton and Helmut Mader, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. See also "Shareholder Proposals."

The Fund has a Contracts Committee comprised of R. Michael Barth, Collette D. Chilton, Khalil Foulathi, Beverly L. Hamilton, David F. Holstein, Raymond Kanner, Helmut Mader, William Robinson, Gerrit Russelman, Aje K. Saigal and Nestor V. Santaigo, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Manager or the Manager's affiliates, such as the investment advisory and service agreement, and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.

There were three Board of Directors, three Audit Committee and one Committee on Directors meetings during the fiscal year ended June 30, 2002. All incumbent Directors attended all Board meetings and meetings of the committees of which they were members, except Mr. Saigal, who attended 71% of all meetings for which he is a member.

                                 Other Officers

----------------------------------------------------------------------------------------------------------------------------
                         Name                                      Principal Occupation1               Year First Elected
                 (Position with Fund)                                                                   An Officer of the
                       And Age                                                                                Fund2
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Other Officers
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Roberta A. Conroy                                      Senior Vice President and Senior Counsel,             1991
 (Senior Vice President)                                Capital Guardian Trust Company3
 48
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Hartmut Giesecke                                       Chairman of the Board and Director, Capital           1993
 (Senior Vice President)                                International K.K. 3, Senior Vice President
 64                                                     and Director, Capital International, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Nancy J. Kyle                                          Senior Vice President and Director, Capital           1996
 (Senior Vice President)                                Guardian Trust Company3
 52
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Michael A. Felix                                       Senior Vice President and Director, Capital           1993
 (Vice President and Treasurer)                         International, Inc.
 41
----------------------------------------------------------------------------------------------------------------------------
 Peter C. Kelly                                         Senior Vice President, Senior Counsel and             1996
 (Vice President)                                       Director, Capital International, Inc.
 43
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Robert H. Neithart                                     Executive Vice President and Research                 2000
 (Vice President)                                       Director of Emerging Markets, and Director,
 37                                                     Capital International Research, Inc.3
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Abbe G. Shapiro                                        Vice President, Capital International, Inc.           1997
 (Vice President)
 42
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Walter P. Stern                                        Vice Chairman of the Board, Capital                   2003
 (Chairman Emeritus)                                    International, Inc.
 73
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lisa B. Thompson                                       Vice President and Research Director of               2000
 (Vice President of the Fund)                           Emerging Markets, and Director, Capital
 36                                                     International Research, Inc.3
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti                                       Vice President, Fund Business Management              1986
 (Secretary)                                            Group, Capital Research and Management
 46                                                     Company3
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Valerie Y. Lewis                                       Fund Compliance Specialist, Capital Research          1999
 (Assistant Secretary)                                  and Management Company3
 46
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jeanne M. Nakagama                                     Vice President, Capital International, Inc.           2000
 (Assistant Treasurer)
 44
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee K. Yamauchi                                        Vice President, Capital International, Inc.           2000
 (Assistant Treasurer)
 40
----------------------------------------------------------------------------------------------------------------------------

1 The occupations shown reflect the principal employment of each individual during the past five years. Corporate position, in some instances, may have changed during this period. 2 Officers hold office until their respective successors are elected, or until they resign or are removed. 3 Company affiliated with Capital International, Inc.

No officer, Director or employee of the Manager or its affiliates receives any renumeration from the Fund. All Directors and officers as a group (29) owned beneficially less than 1% of the Fund's outstanding shares on November 30, 2002.

                                  PROPOSAL TWO

RATIFICATION  OF THE  SELECTION  OF  PRICEWATERHOUSECOOPERS  LLP AS  INDEPENDENT
          PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003

Shareholders are requested to ratify the selection by the Board, including a majority of Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, of the firm of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the fiscal year ended June 30, 2003. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent public accountants since the Fund's inception in 1986, and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. No representative of the firm of PricewaterhouseCoopers LLP ("PwC") is expected to attend the Meeting of shareholders.

The Audit Committee of the Board of Directors of the Fund has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees for audit and non-audit services billed to the Fund, the Manager and affiliates of the Manager providing services to the Fund (together, "Covered Entities"), during the Fund's fiscal year ended June 30, 2002, as follows:

Audit fees: Aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements during the period were $92,000.

Financial information systems design and implementation fees: PwC did not render any professional services relating to financial information systems design and implementation to Covered Entities during the period.

All other fees: PwC's billings for tax services and review of the annual registration statement for the Fund were $135,000. Aggregate fees billed by PwC for all other professional services rendered to Covered Entities during the period were $6,722,000. These fees relate to assistance with two ongoing information technology projects (managed by an affiliate of the investment adviser) supporting human resource administration and customer relations for entities other than the Fund. These services were provided by PwC's consulting group, which was sold to IBM Corporation in October 2002.

The amounts shown above do not include amounts paid for audit and audit related services (including tax services) rendered to mutual funds managed by Capital Research and Management Company, the Manager's affiliate. Billings for these services during the Fund's fiscal year ended June 30, 2002 totaled $1,092,000.

PwC renders audit and audit related services (including tax services) on a global basis to certain affiliates of the investment adviser's parent company. Aggregate billings for these services totaled $702,000 during the Fund's fiscal year ended June 30, 2002.

Approval of Proposal Two requires the affirmative vote of a majority of the Fund's shares present or represented at the Meeting, provided at least a quorum (a majority of the Fund's outstanding shares) is represented in person or by proxy.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.


                                  OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.


                              SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders' meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Any such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

Under the laws of the State of Maryland where the Fund is incorporated, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters, but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

                                  MISCELLANEOUS

The solicitation of the enclosed Proxy is made by and on behalf of the Fund's Board of Directors. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. All shareholders are urged to mark, date, sign, and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. You may also vote your proxy by telephone or the Internet by following instructions that appear on the enclosed proxy insert.

The Manager of the Fund is located at 11100 Santa Monica Boulevard, Los Angeles, California 90025 and 135 South State College Boulevard, Brea, California 92621.

The most recent annual report of the Fund, including financial statements, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund c/o American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821 and they will be sent promptly by first class mail. Alternatively, you may request a copy of these reports by calling 1-800-421-0180.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy.


By the Order of the Board of Directors of the Fund,

VINCENT P. CORTI
                                    Secretary

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                        Registration                                             Valid Signature

                CORPORATE ACCOUNTS

                    (1)  ABC Corp............................................  ABC Corp. John Doe, Treasurer
                    (2)  ABC Corp............................................  John Doe, Treasurer
                    (3)  ABC Corp. c/o John Doe..............................  John Doe, Treasurer
                    (4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

                PARTNERSHIP ACCOUNTS

                    (1)  The XYZ Partnership.................................  Jane B. Smith, Partner
                    (2)  Smith and Jones, Limited Partnership................  Jane B. Smith, General Partner

                TRUST ACCOUNTS

                    (1)  ABC Trust...........................................  Jane B. Doe, Trustee
                    (2)  Jane B. Doe, Trustee u/t/d 12/28/78.................  Jane B. Doe, Trustee

                CUSTODIAL OR ESTATE ACCOUNTS

                    (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
                            UGMA/UTMA........................................  John B. Smith
                    (2)  Estate of John B. Smith.............................  John B. Smith, Jr., Executor



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